UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

(Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934)

Date of Report (Date of earliest event reported): May 14, 2009

SENETEK PLC

(Exact Name of Registrant as Specified in Charter)

England	0-14691	77-0039728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

831 Latour Court, Suite A Napa, California	94458
(Address of Principal Executive Offices)	(Zip Code)

(707) 226-3900

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 14, 2009, Senetek Plc (the “Company”) entered into an agreement with Fairlawns Partnership, a Tennessee general partnership, for the lease of office space in Brentwood, Tennessee. The lease is for an initial, non-cancellable, three year term from June 1, 2009 through May 31, 2012. Minimum rent due for the entire three year term is approximately $310,000. The lease agreement is attached as Exhibit 10.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

Number	Exhibit

10.1	Lease agreement between Senetek PLC and Fairlawns Partnership dated May 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2009		SENETEK PLC (Registrant)

	By:	/s/ William F. O’Kelly
Name: William F. O’Kelly
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

10.1	Lease agreement between Senetek PLC and Fairlawns Partnership dated May 14, 2009